PIMCO Funds

Supplement Dated May 21, 2013 to the

Statement of Additional Information (the “SAI”)

(dated July 31, 2012), as supplemented from time to time

Disclosure Related to the PIMCO Global Multi-Asset Fund (the “Fund”)

Effective immediately, the third sentence of the fifth paragraph in the “Investment Objectives and Policies— Derivative Instruments—Futures Contracts and Options on Futures Contracts” section in the SAI is deleted in its entirety and replaced with the following:

Additionally, certain Funds operating as funds-of-funds have claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA.

In addition, effective immediately, the table titled “Funds and Subsidiaries Subject to CFTC Regulation” following the seventh paragraph in the “Investment Objectives and Policies—Derivative Instruments—Futures Contracts and Options on Futures Contracts” section in the SAI is updated to include the Fund.

Investors Should Retain This Supplement for Future Reference

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